Exhibit 99.1

CIFC CORP.

LETTER OF TRANSMITTAL

for

OFFER TO EXCHANGE

all outstanding 8.50% Senior Notes Due 2025
for
8.50% Senior Notes Due 2025
that have been registered under the Securities Act of 1933

144A CUSIP Number: 12547R AA3

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2016 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

By Hand and Overnight Delivery or	By Facsimile:
Certified Mail

US Bank National Association	(For Eligible Institutions only):
Attn: Corporate Actions	Fax: (651) 466-7367
111 Fillmore Avenue
St. Paul, MN 55107-1402
CIFC Corp.
8.50% Senior Secured Notes due 20215

For Information:

US Bank National Association
Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus dated                 , 2016 (the “Prospectus”) of CIFC Corp., a Delaware corporation (the “Company”), CIFC Asset Management ESA LLC, CIFC Asset Management Holding LLC, CIFC Asset Management KSA LLC, CIFC Asset Management LLC, CIFC Capital HoldCo LLC, CIFC CLO Co-Investment Fund GP LLC, CIFC CLO Co-Investment Fund II GP LLC, CIFC CLO Opportunity Fund GP Ltd. CIFC CLO Warehouse Fund GP LLC, CIFC Holdings I LLC, CIFC Holdings II LLC, CIFC Holdings II Sub LLC, CIFC Holdings III LLC, CIFC Holdings III Sub LLC, CIFC Holdings III Member LLC, CIFC LLC, CIFC Master Fund Adviser LLC, CIFC Master Fund LP, CIFC Member LLC, CIFC Parthenon Loan Funding GP LLC, CIFC Private Debt Advisers LLC, CIFC Senior Secured Corporate Loan Fund GP, LLC, CIFC Tactical Income Fund GP LLC, Columbus Nova Credit Investments Management, LLC, CypressTree Investment Management, LLC, Deerfield Capital Management LLC, (collectively, the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange up to $40,000,000.00 aggregate principal amount of 8.50% Senior Notes due 2025 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 8.50% Senior Notes due 2025 (the “Old Notes”). The Old Notes are fully and unconditionally guaranteed initially by the Guarantors (the “Old Guarantee”), and the New Notes likewise will be fully and unconditionally guaranteed initially by the Guarantors (the “New Guarantee”).  Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the New Guarantee with respect to the New Notes issued in the Exchange Offer in exchange for the Old Guarantee of the Old Notes for which such New Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the New Guarantee for the Old Guarantee, references to the “New Notes” include the related New Guarantee and references to the “Old Notes” include the related Old Guarantee. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid to date, from November 2, 2015. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer in its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.  In addition, if the Company materially amends the terms of the Exchange Offer, the Company will as promptly as practicable distribute a prospectus supplement to the holders of the Old Notes disclosing the change and extend the exchange offer for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to the registered holders, if the Exchange Offer would otherwise expire during the five to ten business day period.

This letter of transmittal is to be completed by a Holder of Old Notes either if (a) a tender of Old Notes is to be made by delivering physical certificates for such Old Notes to US Bank National Association (the “Exchange Agent”) or (b) unless an agent’s message is transmitted in lieu of a letter of transmittal, a tender of Old Notes is to be made by book-entry transfer to the account of the Exchange Agent for the Exchange Offer at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under “The Exchange Offer—Procedures for Tendering Old Notes—DTC Book-Entry Transfers” in the Prospectus. Certificates or book-entry confirmation of the transfer of Old Notes into the Exchange Agent’s account at DTC, as the case may be, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message to the Exchange Agent, transmitted by DTC through DTC’s Automated Tender Offer Program system, which states that such facility has received an express acknowledgment that the Holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Holder. The agent’s message forms a part of a book-entry transfer.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF 8.50% SENIOR NOTES DUE 2025 TENDERED HEREBY

Name(s) and Address(es)		Aggregate
of		Principal Amount
Registered Owner(s)	Certificate or	Represented by	Principal Amount
(Please fill in)	Registration Numbers*	Old Notes	Tendered**

Total:

[    ]  If Note(s) have been lost, destroyed or stolen, please check this box and see Instruction 7.  Please fill out remainder of this Letter of Transmittal and indicate here the number of lost, destroyed or stolen Notes:

*      Need not be completed by book-entry Holders.

**          Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders of Notes must be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

This Letter of Transmittal is to be used by Holders if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety. Please read this entire Letter of Transmittal carefully before checking any box below.

☐  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby, in full satisfaction of all obligations owing to the undersigned arising out of or relating to the Old Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any Person to participate in a distribution of the New Notes.  If the undersigned is a Broker-Dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer—Terms of the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 3).

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and that the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

SPECIAL REGISTRATION INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the Old Notes are to be issued in the name of someone other than the undersigned.

To be completed ONLY if the Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of 8.50% Senior Notes due 2025 Tendered Hereby.”

Name
Address	Name
Address
Book-Entry Transfer Facility Account:
Employer Identification, Individual Taxpayer Identification Number or Social Security Number:
Employer Identification, Individual Taxpayer Identification Number or Social Security Number:
(Please print or type)
(Please print or type)

PLEASE SIGN HERE

(To be completed by all tendering and consenting holders)

(Accompanying IRS Form W-9, attached, or applicable Form W-8)

By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the original notes listed above in the table labeled “Description of Original Notes” under the column heading “Aggregate Principal Amount of Original Notes Tendered” or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the original notes described in such table.

X

X

Signature(s) of Owner

Dated:                                                                  , 2016

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type:)

SIGNATURE GUARANTEE
Name and Capacity (full title)	(If Required—See Instruction 4)

(Signature of Representative of Signature Guarantor)

Address (including zip code)	(Name and Title)

(Area Code and Telephone Number)	(Name of Plan)

(Taxpayer Identification or Social Security No.)	(Area Code and Telephone Number)

Dated: , 2016	Dated: , 2016

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Notes or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the “Expiration Date”). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.                                      Partial Tenders; Withdrawals. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of 8.50% Senior Notes due 2015 Tendered Hereby.” A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent, or the Holder must otherwise comply with the withdrawal procedures of DTC as described in the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

3.                                      Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

4.                                      Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC, as applicable) in which the New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder’s account at DTC, as applicable.

5.                                      Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to them or their order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6.                                      Waiver of Conditions. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.                                      Mutilated, Lost, Stolen or Destroyed Old Notes. If a Holder’s Old Note(s) has (have) been mutilated, lost, stolen or destroyed, such fact should be indicated on the face of the Letter of Transmittal.  In such event, you may be required to complete a lost share affidavit and any additional documentation and instructions that may be required by the Exchange Agent and the Company and provide indemnity satisfactory to the Exchange Agent and the Company in order to effectively surrender such mutilated, lost, stolen or destroyed Old Notes.

8.                                      Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

9.                                      Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

10.                               Each Holder is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), which is generally the Holder’s social security number, individual taxpayer identification number or federal employer identification number, and with certain other information, on the attached IRS Form W-9 or on the appropriate Form W-8, as applicable.  In the event that such Holder fails to provide a TIN to the Exchange Agent by the time of payment, the Holder may be subject to backup withholding (see “Important Tax Information,” below).  Contact your tax advisor for more information about the appropriate form to complete.  The applicable IRS Form W-8 can be obtained from the Exchange Agent or at www.irs.gov.

IMPORTANT TAX INFORMATION

Under current United States federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”) (generally, a social security number, individual taxpayer identification number, or employer identification number). Holders that are United States Persons (as defined under the Internal Revenue Code of 1986, as amended (the “Code”)) are required to provide this information on the IRS Form W-9 attached hereto, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person (as defined under the Code). Holders that are non-United states persons are required to provide this information on the applicable IRS Form W-8, as set forth below. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $250 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Exchange Agent with a TIN in the required manner, (b) the IRS notifies the Exchange Agent that the TIN provided is incorrect, (c) the IRS notifies the Exchange Agent to start withholding due to the Holder’s underreporting of a reportable interest or dividend payment, or (d) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Exchange Agent or other payer is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Old Notes pursuant to this tender offer as well as any future reportable payment that may be made to a Holder of New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will generally remit any previously withheld amounts to the IRS as backup withholding and will withhold a percentage (currently 28%) of all future reportable payments due to the Holder until the Holder furnishes its TIN to the Exchange Agent.

Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements (“Exempt Holders”). Exempt Holders other than non-United States persons should indicate their exempt status on the IRS Form W-9 by entering the appropriate exempt payee code. A non-United States person must provide certification of foreign status on the appropriate Form W-8, as set forth below. See the instructions to the IRS Form W-9 below for additional instructions.

A non-United States person, unless the income or gain earned is effectively connected with a trade or business conducted in the United States by such non-United States person, may qualify for an exemption from federal backup withholding by submitting to the Exchange Agent a properly completed IRS Form W-8BEN (for an individual) or Form W-8BEN-E (for an entity) signed under penalty of perjury, certifying that the person is a non-United States person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN or Form W-8BEN-E. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust, or an intermediary, should also not use Form W-8BEN or Form W-8BEN-E, but should use an alternate form of a Form W-8. Consult your tax advisor for more information on these alternative forms. Failure to provide Form W-8BEN or Form W-8BEN-E may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).  A Form W-8BEN or Form W-8BEN-E can be obtained from the Exchange Agent or from the IRS website at www.irs.gov.

requester. Do not code (if any) entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Under penalties of perjury, I certify that: 1. 2. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and I am a U.S. citizen or other U.S. person (defined below); and The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. 3. 4. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3. U.S. personDate  withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the Cat. No. 10231X Form W-9 (Rev. 8-2013) 21833456.3.BUSINESS Print or type See Specific Instructions on page 2. Sign Here Signature of - Part II Certification Employer identification number Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Give Form to the send to the IRS. Name (as shown on your income tax return) Business name/disregarded entity name, if different from above Check appropriate box for federal tax classification: Individual/sole proprietorC CorporationS CorporationPartnershipTrust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  Other (see instructions) Exemptions (see instructions): Exempt payee code (if any) Exemptions from FATCA reporting Address (number, street, and apt. or suite no.) Requester’s name and address (optional) City, state, and ZIP code List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other Social security number --

Page 2 Form W-9 (Rev. 8-2013) In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: •In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity, •In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and •In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships on page 1. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requestor of Form W-9 for more information. 21833456.3.BUSINESS Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity's name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter t he disregarded entity's name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. Tin. Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “ Name” line. Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line. Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Page 3 Form W-9 (Rev. 8-2013) Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following codes identify payees that are exempt from backup withholding: 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3— A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities 4— A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—a broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier. Signature requirements. Complete the certification as indicated in items 1 through 5, below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. 2 Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state 21833456.3.BUSINESS IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4

Page 4 Form W-9 (Rev. 8-2013) do not have to sign the certification. 21833456.3.BUSINESS

Page 5 Form W-9 (Rev. 8-2013) Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. What Name and Number To Give the Requester 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. *Note. Grantor also must provide a Form W-9 to trustee of trust. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information. 21833456.3.BUSINESS For this type of account: Give name and SSN of: 1. Individual 2. Two or more individuals (joint account) 3. Custodian account of a minor (Uniform Gift to Minors Act) 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law 5. Sole proprietorship or disregarded entity owned by an individual 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The individual The actual owner of the account or, if combined funds, the first individual on the account1 The minor2 The grantor-trustee1 The actual owner1 The owner3 The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an Individual 8. A valid trust, estate, or pension trust 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 10. Association, club, religious, charitable, educational, or other tax-exempt organization 11. Partnership or multi-member LLC 12. A broker or registered nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The owner Legal entity4 The corporation The organization The partnership The broker or nominee The public entity The trust